UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 9, 2026 (February 5, 2026)

SPACSphere Acquisition Corp.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-43093	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8795 Folsom Blvd
Sacramento, California 95826

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (501) 201-0130

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, one-half of one redeemable warrant, and one right to receive one-fifth of one Class A ordinary share	SSACU	The NASDAQ Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	SSAC	The NASDAQ Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	SSACW	The NASDAQ Stock Market LLC
Rights, each right entitling the holder to receive one-fifth (1/5) of one Class A ordinary share upon the consummation of an initial business combination	SSACR	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On February 9, 2026, SPACSphere Acquisition Corp. (the “Company”) consummated its initial public offering (“IPO”) of 17,250,000 units (the “Units”), including the purchase by the underwriters of 2,250,000 additional Units at the offering price, reflecting the exercise of their option to purchase additional Units to cover over-allotments. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $172,500,000. Each Unit consists of one Class A ordinary share of the Company, par value $0.0001 per share, one-half of one redeemable warrant, and one right to receive one-fifth of one Class A ordinary share upon the consummation of an initial business combination.

In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Company’s registration statement on Form S-1 (File No. 333-290414) for the IPO, initially filed with the U.S. Securities and Exchange Commission (the “Commission”) on September 19, 2025 (the “Registration Statement”):

●	An Underwriting Agreement, dated February 5, 2026, by and between the Company and D. Boral Capital LLC (“D. Boral”), as representative of the several underwriters, a copy of which is attached as Exhibit 1.1 hereto and incorporated herein by reference.

●	A Rights Agency Agreement, dated February 5, 2026, by and between the Company and Odyssey Transfer and Trust Company, as rights agent, a copy of which is attached as Exhibit 4.1 hereto and incorporated herein by reference.

●	A Warrant Agreement, dated February 5, 2026, by and between the Company and Odyssey Transfer and Trust Company, as warrant agent, a copy of which is attached as Exhibit 4.2 hereto and incorporated herein by reference.

●	A Letter Agreement, dated February 5, 2026, by and among the Company, its officers, its directors, its direct institutional investors, and SPACSphere Sponsor LLC (the “Sponsor”), a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

●	An Investment Management Trust Agreement, dated February 5, 2026, by and between the Company and Odyssey Transfer and Trust Company a copy of which is attached as Exhibit 10.2 hereto and incorporated herein by reference.

●	A Registration Rights Agreement, dated February 5, 2026, by and among the Company and certain securityholders, a copy of which is attached as Exhibit 10.3 hereto and incorporated herein by reference.

●	A Private Placement Units and Restricted Share Purchase Agreement, dated February 5, 2026, by and between the Company and the Sponsor, a copy of which is attached as Exhibit 10.4 hereto and incorporated herein by reference.

●	Founder Shares, Private Placement Units, and Restricted Share Purchase Agreements, dated February 5, 2026, by and between the Company and each of its direct institutional investors, copies of which are attached as Exhibits 10.5 and 10.6 hereto and incorporated herein by reference.

●	Indemnity Agreements, dated February 5, 2026, by and between the Company and each of its directors and officers, a form of which is attached as Exhibit 10.7 hereto.

●	An Administrative Services Agreement, dated February 5, 2026, by and between the Company and the Sponsor, a copy of which is attached as Exhibit 10.8 hereto and incorporated herein by reference.

The material terms of such agreements are fully described in the Company’s final prospectus, dated February 5, 2026, as filed with the Commission on February 6, 2026 (the “Prospectus”) and are incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

Simultaneously with the consummation of the IPO and the issuance and sale of the Units, the Company consummated the private placements of an aggregate of (a) 279,465 private placement units (each a “Private Placement Unit”), and (b) 768,529 restricted Class A ordinary shares, par value $0.0001 per share, of the Company (each a “Restricted Class A Ordinary Share”, together with the Private Placement Units, the “Private Placement Securities”), for an aggregate purchase price of $2,794,650. The Private Placement Units, which were purchased by the Sponsor and the direct institutional investors, are identical to the Units, except that the Private Placement Units (and the underlying securities) may not, subject to certain limited exceptions, be transferred, assigned or sold by the holders until 30 days following the consummation of the Company’s initial business combination. The Restricted Class A Ordinary Shares are Class A ordinary shares of the Company that have had certain voting and transfer rights contractually waived until 30 days following the consummation of the Company’s initial business combination.

The issuance of the Private Placement Units and Restricted Class A Ordinary Shares was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 8.01. Other Events.

A total of $172,500,000 of the gross proceeds from the IPO and the sale of the Private Placement Securities, was placed in a U.S.-based trust account maintained by Odyssey Transfer and Trust Company, acting as trustee, with the remainder of the proceeds being used to pay offering expenses or going to the Company’s working capital account. Except with respect to interest earned on the funds in the trust account that may be released to the Company to pay its taxes and up to $100,000 for winding up and dissolution expenses, the funds held in the trust account will not be released from the trust account until the earliest of (i) the completion of the Company’s initial business combination, (ii) the redemption of the Company’s public shares if it is unable to complete its initial business combination within 15 months from the closing of the IPO or during any applicable extension period (or by such earlier liquidation date as the Company’s Directors may approve), subject to applicable law, and (iii) the redemption of the Company’s public shares properly submitted in connection with a shareholder vote to amend the Company’s Amended and Restated Memorandum and Articles of Association to modify the substance or timing of its obligation to redeem 100% of the Company’s public shares if it has not consummated an initial business combination within 15 months from the closing of the IPO or during any applicable extension period or with respect to any other material provisions relating to shareholders’ rights or pre-initial business combination activity.

On February 5, 2026, the Company issued a press release announcing the pricing of the IPO, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

On February 9, 2026, the Company issued a press release announcing the closing of the IPO, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are being filed herewith:

Exhibit No.	Description
1.1	Underwriting Agreement, dated February 5, 2026, by and between the Company and D. Boral Capital LLC.

4.1	Rights Agreement, dated February 5, 2026, by and between the Company and Odyssey Transfer and Trust Company, as rights agent.

4.2	Warrant Agreement, dated February 5, 2026, by and between the Company and Odyssey Transfer and Trust Company, as warrant agent.

10.1	Letter Agreement, dated February 5, 2026, by and among the Company, its officers, directors, and the Sponsor.

10.2	Investment Management Trust Agreement, dated February 5, 2026, by and between the Company and Odyssey Transfer and Trust Company.

10.3	Registration Rights Agreement, dated February 5, 2026, by and among the Company and certain securityholders.

10.4	Private Placement Units and Restricted Share Purchase Agreement, dated February 5, 2026, by and between the Company and the Sponsor.

10.5	Founder Shares, Private Placement Units, and Restricted Share Purchase Agreements, dated February 5, 2026, by and between the Company and Feis Equities LLC.

10.6	Founder Shares, Private Placement Units, and Restricted Share Purchase Agreements, dated February 5, 2026, by and between the Company and the Investors (as defined therein).

10.7	Form of Indemnity Agreement, dated February 5, 2026, by and between the Company and each of its officers and directors.

10.8	Administrative Services Agreement, dated February 5, 2026, by and between the Company and the Sponsor.

99.1	Press Release, dated February 5, 2026.

99.2	Press Release, dated February 9, 2026.

104	Cover Page Interactive Data File (embedded with the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPACSphere Acquisition Corp.

	By:	/s/ Bala Padmakumar
		Name:	Bala Padmakumar
		Title:	Chief Executive Officer

Dated: February 9, 2026

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